Filed Pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Defiance Next Gen Connectivity ETF (FIVG)
(the “Fund”)

January 2, 2020

Supplement to the
Statement of Additional Information (“SAI”)
dated March 1, 2019, as supplemented

The following paragraph supplements the “Purchase and Redemption of Shares in Creation Units – Procedures for Purchase of Creation Units” section on page 24 of the Fund’s SAI. Information to the contrary with respect to the Fund should be disregarded.
All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for the Fund for orders to purchase Creation Units is 4:00 p.m. Eastern time, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
The following paragraph supplements the“Purchase and Redemption of Shares in Creation Units – Procedures for Redemption of Creation Units” section on page 27 of the Fund’s SAI. Information to the contrary with respect to the Fund should be disregarded.
Procedures for Redemption of Creation Units. Orders to redeem Creation Units of the Fund must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

Please retain this Supplement with your SAI for future reference.